FORM 8-A

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934


                  GENISYS RESERVATION SYSTEMS, INC.
              (Exact name of registration as specified in its charter)


             New Jersey                               22-2719541
(State of Incorporation or organization)       (I.R.S. Employer
                                                Identification No.)

2401 Morris Avenue, 3rd Floor Union, New Jersey         07083
(Address of principal executive officer)              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class               Name of each exchange on which
   to be so registered               each class is to be registered

None

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock ($.001 par value)
                    Class A Redeemable Warrants
                    Class B Redeemable Warrants
                         (Title of Class)


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Item 1. Description of Registrant's Securities to be Registered

  The Registrant incorporates by reference the description of securities set forth in its filing under File No. 333-15011 filed with the principal office on Form SB-2.


Item 2. Exhibits

    The  Registrant  incorporates  by  reference  pursuant to Rule
12b-32 the exhibits filed under File No. 333-15011 including its charter, by-laws, stock certificate, Class A Redeemable Warrants and Class B Redeemable Warrants.

                                       SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            Genisys Reservation Systems, INC.


                                            By: Joseph Cutrona, President


Dated: January 27, 1997
















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